SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|


Check the appropriate box:

|_| Preliminary Proxy Statement      |_| Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                XOX Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    |X| No fee required.

    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies

--------------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
        (5) Total fee paid:

--------------------------------------------------------------------------------

    |_| Fee paid previously with preliminary materials.

    |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

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        (2) Form, Schedule or Registration Statement No.:

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        (3) Filing Party:

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        (4) Date Filed:

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


                                 XOX CORPORATION
                              7640 WEST 78TH STREET
                          BLOOMINGTON, MINNESOTA 55439


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   May 2, 2000

TO THE SHAREHOLDERS OF XOX CORPORATION:

         The annual meeting of shareholders (the "Annual Meeting") of XOX Corporation, a Delaware Corporation (the "Company"), will be held on Tuesday, May 2, 2000, at 3:30 p.m. local time, at the Minneapolis Club, 729 Second Ave. S., Minneapolis, Minnesota for the following purposes:

         1)       To elect members to the Board of Directors;
         2) To elect Grant Thornton, LLP as the Company's independent auditor for the fiscal year ending December 31, 2000; and
         3) To act upon such other business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof.

         Shareholders of record at the close of business on March 24, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting. A copy of the Company's Annual Report for the fiscal year ended December 31, 1999 also accompanies this Notice.

         Your are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, please sign, date and return your Proxy in the reply envelope provided.


                                        By Order of the Board of Directors,


                                        /s/ Mark O. Senn

                                        Mark O. Senn
                                        President & COO

Minneapolis, Minnesota
Date: April 5, 2000


        PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                 XOX CORPORATION
                              7640 WEST 78TH STREET
                          BLOOMINGTON, MINNESOTA 55439


                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON MAY 2, 2000 AT 3:30 P.M.
              BEVERAGE AND APPETIZERS WILL BE SERVED AFTER MEETING

                               GENERAL INFORMATION

The accompanying proxy is solicited by the Board of Directors of XOX Corporation, a Delaware corporation (the "Company"), for use at the annual meeting of stockholders to be held on May 2, 2000 (the "Annual Meeting"), at 3:30 p.m. local time, at the Minneapolis Club, 729 Second Ave. S., Minneapolis, Minnesota or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

Solicitation of proxies may be made in person or by mail, telephone or facsimile transmission by directors, officers and regular employees of the Company. The directors, officers and regular employees of the Company will not receive any additional compensation for such activities. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common stock of the Company held of record by such persons, and the Company will reimburse the reasonable forwarding expenses. The cost of this solicitation of proxies will be paid by the Company. This Proxy Statement and the enclosed form of proxy are furnished in connection with the proxy solicitation and are first being mailed to stockholders on or about April 5, 2000.

A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, is enclosed herewith. THE COMPANY WILL FURNISH WITHOUT CHARGE TO ANY PERSON WHOSE PROXY IS BEING SOLICITED ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS INCLUDED THEREIN, UPON WRITTEN REQUEST TO XOX CORPORATION, 7640 WEST 78TH STREET, BLOOMINGTON, MINNESOTA 55439, ATTENTION:
MARK SENN. THE COMPANY WILL FURNISH THE EXHIBITS TO SUCH FORM 10-KSB UPON WRITTEN REQUEST TO THE ABOVE ADDRESS AND THE PAYMENT OF A FEE COVERING THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBITS.

                               REVOCATION OF PROXY

Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Company of such revocation, (b) by voting in person at the meeting, or (c) by delivering to the Company, a properly signed proxy bearing a later date. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. Any written notice or proxy revoking a proxy should be sent to XOX Corporation, 7640 West 78th Street, Bloomington, Minnesota 55439, Attention: Mark Senn.

                             RECORD DATE AND VOTING

The voting securities of the Company are shares of its common stock, $.25 par value per share ("Common Stock"), each share of which entitles the holder thereof to one vote on each matter to come before the Annual Meeting or any adjournment thereof.

At the close of business on March 24, 2000 (the "Record Date"), the Company had issued and outstanding 3,094,735 shares of Common Stock held of record by approximately 178 registered holders on behalf of approximately 716 beneficial owners. Only holders of record of Common Stock are entitled to vote on matters that come before the Annual Meeting or any adjournment thereof. As provided in the Certificate of Incorporation of the Company, there is no right of cumulative voting. All matters being voted upon by the stockholders require a majority vote of the shares of Common Stock represented at the Annual Meeting either in person or by proxy.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. If a quorum is not present or represented at the meeting, the stockholders entitled to vote, present in person, or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Shares represented by proxies marked "Abstained" will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the total number of votes cast, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority to vote on one or more matters as to certain shares, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be voted at the meeting for purposes of calculating the vote with respect to such matter.

                       ACTION TO BE TAKEN UNDER THE PROXY

Shares represented by properly executed and returned proxies will be voted as specified on the proxies. Shares represented by proxies where no specification has been made will be voted (i) FOR, PROPOSAL ONE - - the election of the two people named in this Proxy Statement as nominees for election to the Board of Directors, (ii) FOR, PROPOSAL TWO - - the appointment of Grant Thornton LLP as the independent auditors of the Company for the current fiscal year; and (iii) in the discretion of the proxy holders, as to any other business that properly comes before the meeting. Stockholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Annual Meeting or any adjournment thereof.

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

The Amended and Restated Bylaws provide that the number of directors that constitute the Board of Directors shall be as least one (1). The Board of Directors currently has six (6) members consisting of Steven B. Liefschultz, Bernard J. Reeck, Peter Dahl, Craig Gagnon, Layton Kinney and Brian Zelickson. The Board is divided into three classes, with each class elected in a different year for a term of three years. Bernard Reeck and Craig Gagnon have been nominated for election to the Board of Directors at the 2000 Annual Meeting and have consented to serve if elected. Nominees may be contacted at the offices of the Company. The Company knows of no reason why the listed nominee would be unavailable to serve.

                  NOMINEES FOR ELECTION AS CLASS III DIRECTORS
                         WHOSE TERM WILL EXPIRE IN 2003

         Bernard Reeck (71)         Mr. Reeck has been a director of
                                    the Company since 1997. Mr.
                                    Reeck's biography is included
                                    below under "Directors."

         Craig Gagnon (59)          Mr. Gagnon has been a director of
                                    the Company since 1998. Mr.
                                    Gagnon's biography is included
                                    below under "Directors."

         In case any nominee should become unavailable for election for any reason, the persons named on the enclosed proxy card may vote for a substitute nominee as the Board of Directors may propose.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF ITS NOMINEE TO THE BOARD OF DIRECTORS.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

The following table sets forth as of February 18, 2000 the number of shares of the Company's Common Stock beneficially owned by: (i) each director of the Company; (ii) each of the Named Executive Officers; (iii) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; and (iv) all executive officers and directors as a group.

NAME AND ADDRESS OF                    AMOUNT AND NATURE OF     PERCENTAGE OF
BENEFICIAL OWNER                        BENEFICIAL OWNER(1)   OUTSTANDING SHARES
----------------                        -------------------   ------------------

Minnesota Investment Network Corp.          183,293(2)                 5%
111 Third Avenue South
Suite 420
Minneapolis, Minnesota 55401

Steven B. Liefschultz                       410,500(3)                13%
7630 West 78th Street
Bloomington, Minnesota 55401

Bernard J. Reeck                            243,628(4)                 8%
1232 Duluth Court
St. Paul, Minnesota 55109

Peter Dahl                                    7,500(5)                 *
BankWindsor
740 Marquette Ave
IDS Center
Minneapolis, Minnesota 55402

Craig Gagnon                                 22,500(6)                 *
Oppenheimer Wolff & Donnelly
45 South 7th Street
Suite 3400
Minneapolis, Minnesota 55402

Layton Kinney                               None owned                 0
14458 Shady Beach Trail
Prior Lake, MN 55372

Brian D. Zelickson                          None owned                 0
4100 West 50th Street
Edina, MN 55424

Mark O. Senn                                 50,000(7)                 1%
7640 W. 78th Street
Bloomington, MN 55439

Robert J. Fink                              198,185(8)               6.4%
1850 Arvin Drive
Mendota Heights, MN 55118

Total Executive Officers and Directors    1,115,606(9)                36%
as a group (six persons & affiliates)

-----------------
*       Less than 1%.

(1) Shares of Common Stock subject to options, warrants, or convertible debt securities currently exercisable or exercisable within 60 days after date of this form are deemed to be outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such options, warrants, or convertible debt securities but are not deemed to be outstanding for purposes of computing such percentage for any other person. Except as indicated by footnote, each person or group identified has sole voting and investment powers with respect to all shares of Common Stock shown as beneficially owned by them.

(2)     Includes 28,500 options currently exercisable.

(3) Includes 30,600 warrants issuable upon exercise of warrants and 172,500 options currently exercisable.

(4) Includes 28,000 warrants issuable upon exercise of warrants and 37,500 options currently exercisable.

(5)     Includes 7,500 options currently exercisable.

(6)     Includes 22,500 options currently exercisable.

(7)     Includes 50,000 options currently exercisable.

(8)     Shares held.

(9) Includes securities held by Minnesota Investment Network and Mark Senn who is the Company's President & COO.


                                    DIRECTORS

                                                                        Director
Name                   Age    Position                                   Since
----                   ---    --------                                  --------

Steven B. Liefschultz   51    Chairman of the Board of Directors(2)(3)   1997

Bernard J. Reeck        71    Director(2)(3)                             1997

Craig Gagnon            59    Director(1)(2)(3)(4)                       1998

Peter Dahl              32    Director(1)                                1998

Layton Kinney           66    Director(1)                                1999

Brian D. Zelickson      39    Director                                   2000

Mark O. Senn            51    President and Chief Operating Officer



(1) Member of the Audit Committee
(2) Member of the Compensation Committee
(3) Member of the Executive Committee
(4) Compliance Committee

STEVEN B. LIEFSCHULTZ has served as Chairman of the Board of Directors since November 1997. Mr. Liefschultz is Chairman of the Remada Company, a real estate development and management company in Minnesota. Prior to this, Mr. Liefschultz practiced law for 12 years, specializing in commercial litigation, contract negotiation and commercial real estate. He has extensive experience in the development, ownership, financing and management of income real estate and other areas of investment. Mr. Liefschultz received his B.A. and law degree from the University of Minnesota.

BERNARD J. REECK is a director of the Company. Mr. Reeck is currently the president of Group Services Company, which has interests in, among other things, in the oil and gas industry and the Cellars Wines & Spirits Inc., a chain of retail liquor stores in Minnesota. Mr. Reeck has also been involved in numerous real estate transactions since 1975. Mr. Reeck has a law degree from the University of North Dakota and is a retired managing editor of West Publishing Company.

CRAIG GAGNON is a director of the Company. Mr. Gagnon is currently a partner with Oppenheimer Wolff & Donnelly in Minneapolis, Minnesota. Mr. Gagnon's practice is concentrated in the areas of securities fraud, accounting malpractice and legal malpractice defense work. Mr. Gagnon chairs the Board of Trustees for William Mitchell College of Law, is a Fellow in the American College of Trial Lawyers, and is a past president of the Metropolitan Breakfast Club. Mr. Gagnon also acts as a general partner in several commercial real estate partnerships located in Minnesota. Mr. Gagnon received his Bachelor of Arts degree from the University of Minnesota and his Juris Doctor degree from William Mitchell College of Law.

PETER DAHL is a director of the Company. Mr. Dahl currently is the Executive Vice President and Chief Operating Officer for BankWindsor. He oversees the commercial and private lending functions of the bank as well as the overall asset growth and performance of the loan portfolio. His areas of expertise involve small business, mezzanine and real estate finance, which enhance his ability to cultivate relationships with entrepreneurs and their businesses. Mr. Dahl works closely with younger companies to establish the credit facilities they need to help them grow.

LAYTON G. KINNEY is a director of the Company. Mr. Kinney has been an independent business consultant since 1991. From 1985 through 1991, he was Vice President of the Minnesota Cooperation Office, a private enterprise consulting organization specializing in entrepreneurial start-up companies. From 1960 to 1985, Mr. Kinney was employed by Control Data Corporation in various management positions including Corporate Vice President, Division General Manager and Subsidiary President. Mr. Kinney also serves on the Boards of several private corporations.

BRIAN D. ZELICKSON is a director of the Company. Mr. Zelickson is currently an Assistant Professor and the Electron Microscopy Laboratory Director in the Department of Dermatology at theUniversity of Minnesota. Mr. Zelickson completed his undergraduate studies at the University of Colorado, earning a Bachelor of Arts in Molecular, Cellular and Development biology, with honors, Phi Beta Kappa. Mr. Zelickson attended the Mayo Medical School in Rochester, Minnesota and completed his residency in Dermatology at the Mayo Clinic Graduate School of Medicine, Rochester, Minnesota.

MARK O. SENN was promoted from Executive Vice President and Chief Operating Officer to President and Chief Operating Officer on June 1, 1999. Mr. Senn has 20 years of operations and management experience in both the private and public sector. His experience includes positions as the Vice President and General Manager of Oxford Properties, Inc. and President of Marcus Corporation.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors currently has four committees - an Executive Committee, an Audit Committee, a Compliance Committee and a Compensation Committee. The recently created Executive Committee takes an active role in the operation and strategic direction of the Company. It is authorized and directed to take any and all necessary and appropriate action of the Company including, but not limited to, forming and appointing members to an advisory committee, determining the compensation of any such advisory committee, conducting executive searches, filling employment positions with the Company, hiring organizational consultants, conducting directorial searches and recommending candidates to the Board of Directors and negotiating contracts with existing and potential customers of the Company. The Executive Committee as a whole, met at least 5 times and numerous other times with only a majority, during 1999. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors, as well as the Company's accounting principles and its system of internal controls, and reports the results of its review to the Board of Directors. The Audit Committee met 2 times during 1999. The Compliance Committee reviews all desired stock transactions by the Company's Directors and/or Officers. The Compliance Committee did not meet during 1999. The Compensation Committee makes recommendations concerning executive compensation and incentive compensation for employees of the Company, subject to ratification by the Board of Directors. The Compensation Committee DID NOT meet during 1999.

1999 MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held 7 formal meetings during 1999. In addition, the Board of Directors frequently met on a casual basis and conducted its business through written actions in lieu of meetings. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors or meetings of the Executive, Audit, Nominating or Compensation Committees on which the incumbent director served.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Directors, executive officers and greater than 10% beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms that they file.

Mr. Steven Liefschultz, Chairman of the Board, on May 10, 1999, filed a Form 4 to report grants of stock options for serving as Chairman of the Board, member of the Executive Committee and as a Director.

Mr. Bernard Reeck, Director, on May 10, 1999, filed a Form 4 to report grants of stock options for serving as a member of the Executive Committee and as a Director.

Mr. Craig Gagnon, Director, on May 10, 1999, filed a Form 4 to report grants of stock options for serving as a member of the Executive Committee and as a Director.

Mr. Peter Dahl, Director, on May 19, 1999, filed a Form 4 to report a grant of stock options for serving as a Director.

Mr. Bernard Reeck, Director, on September 8, 1999, filed a Form 4 to report a transaction.

Mr. Bernard Reeck, Director, on November 19, 1999, filed a Form 4 to report a transaction.

Mr. Mark Senn, President & COO, on February 16, 2000, filed a Form 5 to report options granted as part of compensation.

Mr. Robert Kanne, Interim CFO, on February 15, 2000, filed a Form 5 to report options granted as part of compensation.

Except as indicated above, and based solely upon a review of the copies of such reports furnished to the Company, the Company believes that all directors and greater than 10% owners complied with all Section 16(a) filing requirements applicable to them during fiscal 1999.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table provides certain summary information for the years indicated, ending December 31, concerning executive compensation received from the Company by each person who was an executive offer of the Company (the "Named Executive Officers") and whose total compensation for fiscal 1999 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                        LONG TERM
                                                                      COMPENSATION
                                               ANNUAL COMPENSATION       AWARDS
                                               -------------------    ------------
                                                                       SECURITIES
                                      FISCAL                           UNDERLYING
NAME AND PRINCIPAL POSITION            YEAR     SALARY      BONUS       OPTIONS
----------------------------------    ------   --------    -------    ------------
Mark O. Senn (1)                       1999     $81,250     None          50,000
(President and Interim Chief           1998     $29,000     2,400         50,000
Operating Officer)

Pradeep Sinha (2)                      1999     $40,600     None            None
(Chief Executive Officer and           1998    $112,000     None          60,000
Chief Technical Officer)

(1) Mr. Senn served as Executive Vice President and Chief Operating Officer from May 1998 to May 1999. Mr. Senn was elected to serve as President & Chief Operating Officer effective as of June 1, 1999 and continues to serve in that capacity.
(2) Dr. Sinha served as Interim Chief Executive Officer from August 1997 to October 1997. Dr. Sinha was elected to serve as Chief Executive Officer as of June 4, 1998, and served in that capacity until his resignation effective March 26, 1999.

                   STOCK OPTION GRANTS DURING FISCAL YEAR 1999

The following table provides information regarding stock options granted during fiscal year 1999 to the Named Executive Officers in the Summary Compensation Table.

                       NUMBER OF         % OF TOTAL OPTIONS      EXERCISE PRICE     EXPIRATION
       NAME         OPTIONS GRANTED    GRANTED IN FISCAL YEAR       PER SHARE          DATE
       ----         ---------------    ----------------------    --------------     ----------
Mark O. Senn (1)        50,000                  25%                  $1.37        April 19, 2009

(1) Mr. Senn may exercise the subject non-qualified stock options effective May 31, 2000.

                 AGGREGATED OPTION EXERCISES IN THE LAST FISCAL
                     YEAR AND FISCAL YEAR-END OPTION VALUES

                                                NUMBER OF UNEXERCISED OPTIONS     VALUE (1) OF UNEXERCISED
                       NUMBER OF                    AT DECEMBER 31, 1999        OPTIONS AT DECEMBER 31, 1999
                         SHARES       VALUE
                      ACQUIRED ON    REALIZED
      NAME              EXERCISE       (1)      EXERCISABLE     UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
      ----              --------       ---      -----------     -------------   -----------    -------------
Dr. Pradeep Sinha          0           0          15,000                 0       No Value        No Value

Mark O. Senn               0           0          50,000            50,000         53,500          53,500

(1) Value is the difference between the exercise price of the option and the closing price of the Common Stock on December 31, 1999 of $2.44.


EMPLOYMENT AGREEMENTS

The Company has a written agreement with Mark O. Senn regarding his employment as President and Chief Operating Officer. This written agreement is effective from June 1, 1999 through May 31, 2000.

DIRECTOR COMPENSATION

The Company has a standard arrangement outlining the compensation to be given to its Board of Directors. Members of the Board (or the entities with which such directors are affiliated) do not receive any cash compensation for serving on the Board, except for reimbursement for expenses incurred in attending meetings, but rather receive a non-qualified stock option to purchase 7,500 shares of the Company's Common Stock for each year of service on the Board. In addition, during fiscal year 1999, members of the Company's Executive Committee received stock options to purchase 15,000 shares of Common Stock at 100% of the Fair Market Value of each share at the date of grant. Each option granted to Directors on the Executive Committee vests one year from the date of grant, provided that on such anniversary date the Optionee has served on such Executive Committee for one year. In addition, in fiscal year 1997, Steven Liefschultz was granted an option to purchase 100,000 shares of Common Stock with an exercise price of $1.70 per share which was not less then 85% of the Fair Market Value of the Common Stock on date of grant. This grant was not made pursuant to the Company's 1996 Omnibus Stock Plan, but rather was made in consideration of the additional contemplated work to be performed by Mr. Liefschultz. This option vests as follows: 25% of the shares vested immediately upon grant; 50% of the shares vested in equal installments on November 30, 1997, December 31, 1997, and January 31, 1998; and the remaining

25% of the shares vest upon the occurrence of certain contingencies related to either the amount of time Mr. Liefschultz works for the Company or the occurrence of various business and financial transactions.

1996 OMNIBUS STOCK PLAN

The Board of Directors of the Company adopted, and the Company's stockholders approved, the 1996 Omnibus Stock Plan (the "Stock Plan") effective June 14, 1996. The Stock Plan supersedes both the 1987 Incentive Stock Option Plan and the 1987 Non-Qualified Stock Option Plan of the Company and, while options previously granted thereunder remain exercisable, no new options will be granted under either of the superseded plans. The purpose of the Stock Plan is to promote the interests of the Company and its stockholders by providing personnel of the Company with stronger incentive to put forth maximum effort for the continued success and growth of the Company and to aid the Company in attracting and retaining personnel of outstanding ability. The Company reserved a total of 500,000 shares of Common Stock for issuance under the Stock Plan. At the Annual Shareholder Meeting held on June 4, 1998, Stockholders approved an amendment to the Stock Plan to add 500,000 shares of the Company's common stock to be reserved for issuance under the Stock Plan (so that a total of 1,000,000 shares of common stock will have been reserved for issuance under the Plan) and to eliminate the formula provisions under the Stock Plan. As of December 31, 1999, 417,083 Shares of Common Stock are available for issuance under the Stock Plan.

The Plan is administered by a committee of three or more non-employee directors of the Company (the "Committee") appointed by the Board. The Committee has the responsibility to interpret the Stock Plan and all determinations made by it are final and conclusive, subject in all cases to the provisions of the Stock Plan and the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee has complete discretion to select the participants and to establish the terms and conditions of each award. Outside Directors are eligible to receive only nonqualified stock options under the Stock Plan.

Employees of the Company are eligible to receive incentive stock options (as that term is defined in Section 422 of the Code), nonqualified stock options, reload options, stock appreciation rights and restricted stock under the Stock Plan. Other key individuals, who are not employees, may also be granted nonqualified options under the Stock Plan. Common Stock of the Company granted to recipients may be unrestricted or may contain such restrictions, including provisions requiring forfeiture and imposing restrictions upon stock transfer. Unless forfeited, the recipient of restricted Common Stock will have all other rights of a stockholder including, without limitation, voting and dividend rights. The value of a stock appreciation right granted to a recipient is determined by the appreciation in Common Stock of the Company, subject to any limitations upon the amount or percentage of total appreciation that the Committee may determine at the time the right is granted. Concurrent with the award of any options, the Committee also may authorize reload options to purchase for cash or shares a number of shares of Common Stock.

The Stock Plan requires that the option price of incentive stock options granted under the Stock Plan shall be no less than 100% of the fair market value of the Company's Common Stock as of the date the option is granted and that the term of an incentive stock option may not exceed ten years. The Stock Plan provides that nonqualified stock options shall have an option price not less than 85% of the fair market value of the Company's Common Stock on the date of grant. The exercise price of any incentive stock option granted to an employee who owns capital stock representing more than 10% of the voting rights of the Company's outstanding capital stock on the date of grant must be equal to at least 110% of the fair market value on the date of grant and shall expire five years from the date of grant. The Committee sets the term during which any nonqualified options may be exercised and determines whether such options are exercisable immediately, in stages, or otherwise. All options granted under the Stock Plan are nontransferable and are subject to various other conditions and restrictions. Shares of Common Stock subject to canceled options are available for subsequently granted options under the Stock Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As noted in the chart following the descriptions below, each of the following transactions involved parties related to the Company.

In February 1993, the Company issued a series of variable repayment debentures (the "VRDs") as part of an exchange of its then current debt. These VRDs included: Collateralized VRDs in the aggregate principal amount of $150,352; Directors VRDs in the aggregate principal amount of $27,767; Employee Interest-Bearing Notes in the aggregate principal amount of $282,266; Employee Non-Interest Bearing Notes in the aggregate principal amount of $276,866; and the SAS IP VRD in the principal amount of $279,657. In connection with a Subordination and Deferral Agreement, the holders of the VRDs held warrants to purchase 15,302 shares of Common Stock at a purchase price of $1.50 per share. Of these warrants, 603 were held by officers and major stockholders of the Company.

With the exception of the Employee Non-Interest Bearing Notes, which did not bear interest, the VRDs did bear interest at a rate equal to the prime rate plus two percent (2%). Interest was payable on a quarterly basis, and principal was payable out of "adjusted after tax profits" as defined in the instruments evidencing the debt. The Employee Non-Interest Bearing Notes were convertible into Common Stock at a conversion rate of $2.50 per share at the option of the note holder and were payable in eight (8) quarterly installments beginning 90 days after all of the VRDs had been repaid.

During the second quarter 1999, pursuant to an initiative by the Company's Board of Directors, all Company long-term debt was repaid. Debt repayments in the second quarter 1999 reduced interest expense to $0 from $12,794 for the comparable quarter in 1998.

The following table includes major stockholders, current and former directors and officers of the Company who participated in the foregoing transactions as follows:

                                    Debt ($)
--------------------------------------------------------------------------------
                                     Employee      Employee
                     Collater-       Interest-   Non-interest
                      alized          Bearing       Bearing        1996
                       VRDS            Notes         Notes        Bridge


Thomas J.  Lucas          --              --            --        25,000

Turhan F. Rahman                      11,605        11,383            --

Pradeep Sinha          2,001          16,367        16,054            --


Totals                 2,001          27,972        27,437        25,000



                         Equity (Shares of Common Stock)
--------------------------------------------------------------------------------
Steven B. Liefschultz         50,000          PPM         November 11, 1997

Bernard J. Reeck              50,000          PPM         November 11, 1997


On December 2, 1997 the Company entered into a lease agreement (the "Lease") with the Braemar Business Center, LLC regarding the leasing of the Company's office space. Prior to December 31, 1997, Mr. Steven B. Liefschultz, Chairman of the Company's Board of Directors, had a significant ownership interest in Braemar Center, LLC. Currently, Mr. Liefschultz has no financial interest or ownership in the Braemer Center.

The Company intends that all ongoing and future transactions between the Company and its directors, officers, principal stockholders and affiliates of any such persons will be on terms no less favorable to the Company than those that are generally available from unaffiliated third parties, and will be ratified by a majority of the independent outside members of the Company's Board of Directors who do not have an interest in the transaction.

                                  PROPOSAL TWO:
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

XOX Corporation, on May 18, 1999, dismissed Ernst & Young LLP as its independent accountant. The decision was recommended by the Board of Directors of the Company and was not the result of any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures. The Board approved the appointment of Grant Thornton LLP to serve as independent auditors to the Company for, the remainder of the fiscal year ending December 31, 1999.

The Board of Directors of the Company, has again selected Grant Thornton LLP to serve as independent auditors to the Company for the fiscal year ending December 31, 2000 and recommends that the stockholders of the Company appoint Grant Thornton LLP as the Company's independent auditors. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they so desire and to respond to appropriate questions. If the appointment of Grant Thornton LLP is not ratified by the stockholders, the Board of Directors is not obligated to appoint other auditors, but the Board of Directors will give consideration to such unfavorable vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

Any stockholder proposal intended to be considered for inclusion in the Proxy Statement for presentation at the 2001 Annual Meeting must be received by the Secretary of the Company, 7640 West 78th Street, Bloomington, Minnesota, 55439, no later than January 14, 2001. Stockholder proposals must be made in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1734. It is suggested that the proposal be submitted by certified mail, return receipt requested.

Stockholders who intend to present a proposal at the 2001 Annual Meeting without including such proposal in the Company's Proxy Statement must provide notice to the Company of such proposal no later than March 31, 2001. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                 OTHER BUSINESS

The Company's management knows of no other business that will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. If any other business properly comes before the Annual Meeting, it is intended that proxies solicited by the Board of Directors will be voted in accordance with the judgment of the person voting the proxies. The Company also requests that each stockholder pay special attention to the items addressed in the cover letter to this Proxy Statement by Mr. Mark Senn, President and Chief Operating Officer of the Company. It relates to the current status of the Company and outlines the direction the Company anticipates moving in the future. Although these developments are not subject to stockholder vote, the Company deems them to be important enough to be brought to each stockholder's attention.

If you have any questions with respect to the matters set forth in this Proxy Statement or the Annual Meeting, please do not hesitate to contact Mark Senn, President and Chief Operating Officer, XOX Corporation, 7640 West 78th Street, Bloomington, Minnesota 55439.

By Order of the Board of Directors,


/s/ Mark Senn

Mark Senn
President & COO

Bloomington, Minnesota
April 5, 2000

                                 XOX CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                                   MAY 2, 2000
                                    3:30 P.M.

                                MINNEAPOLIS CLUB
                               729 SECOND AVE. S.
                             MINNEAPOLIS, MINNESOTA








XOX CORPORATION
7640 WEST 78TH STREET, BLOOMINGTON, MN 55439                               PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Steven B. Liefschultz, Chairman of the Board and Bernard Reeck, Secretary, or either of them as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of the Common Stock of XOX Corporation, a Delaware Corporation (the "Company"), held or owned by the undersigned or standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota 55402-2463, at 3:30 p.m. local time on May 2, 2000, and any adjournment thereof, and the undersigned hereby instructs said attorneys to vote as follows:






                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                       [ARROW] PLEASE DETACH HERE [ARROW]





           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1.  Election of directors:  01 Bernard Reeck (Class III)                   [ ] Vote FOR         [ ] Vote WITHHELD
                            02 Craig Gagnon (Class III)                        all nominees         from all nominees
                                                                               (except as marked)
                                                                            _________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,    |                                         |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)   |_________________________________________|

2.  To ratify the appointment of Grant Thornton LLP as the Company's
    independent Auditors for the fiscal year ending December 31, 2000.     [ ] For      [ ] Against      [ ] Abstain

3.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the
    Annual Meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY APPOINTMENT WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

Address Change? Mark Box  [ ]                                                    Date __________________________
Indicate changes below:
                                                                            _________________________________________
                                                                           |                                         |
                                                                           |                                         |
                                                                           |_________________________________________|

                                                                           Signature(s) in Box
                                                                           Please sign exactly as your name(s) appear
                                                                           on Proxy. If held in joint tenancy, all
                                                                           persons must sign. When signing as
                                                                           attorney, executor, administrator, trustee
                                                                           or guardian, please give full title as
                                                                           such. Corporations should provide full name
                                                                           of corporation and title of authorized
                                                                           officer signing the proxy.